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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2006
                                                           --------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)



      Delaware                  333-127233                  13-3416059
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   (State or other              (Commission                (IRS Employer
   jurisdiction of              File Number)           Identification No.)
    incorporation)


              250 Vesey Street
      4 World Financial Center 28th Floor
             New York, New York                               10080
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  (Address of principal executive offices)                  Zip Code




       Registrant's telephone, including area code: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement
    communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.    Other Events.1
              --------------

     Attached hereto as exhibits are certain materials furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of Terwin Mortgage Trust, Series TMTS 2005-14HE Asset-Backed Certificates (the "Certificates"). The Certificates have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (333-127233) (the "Registration Statement"). The attached exhibits are incorporated by reference in the Registration Statement.











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1  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


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ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    99.1








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                   By: /s/ Matthew Whalen
                                       -------------------
                                   Name:  Matthew Whalen
                                   Title: President

Date:  March 9, 2006





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                                  EXHIBIT INDEX

Exhibit No.
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99.1